Trans Energy, Inc.
Oil and Gas Exploration and Development
The Oil & Gas Conference
Denver 2012

THE THE OIL OIL & & GAS GAS CONFERENCE CONFERENCE August 2012 Exhibit 99.1

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

This presentation contains “forward-looking statements” within the meaning of section 21E of the United States Securities Exchange Act of
1934, as amended (the “Exchange Act”) which represent our expectations or beliefs about future events. These statements can be identified generally by forward-looking words such as “expect”, “believe”, “anticipate”, “plan”, “intend”, “estimate”, “may”, “will” or similar words.
Forward-looking statements are statements about the future and are inherently uncertain, and our actual achievements or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those described in Item 1A of the company’s annual report on form 10-K for the year ended
December 31, 2011 under the heading, “Risk Factors”, and elsewhere in the annual report and our filings with the Securities and Exchange
Commission. These risks and uncertainties include, but are not limited to:
1. The risks of the oil and gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas; 2.
market demand; 3. risks and uncertainties involving geology of oil and gas deposits; 4. the uncertainty of reserves estimates and reserves life; 5. the uncertainty of estimates and projections relating to production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; 6. fluctuations in oil and gas prices, foreign currency exchange rates and interest rates; 7. health, safety and environmental risks; 8. uncertainties as to the availability and cost of financing; 9. the possibility that government policies or laws may change or governmental approvals may be delayed or withheld; 10. other sections of this presentation may include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Our forward-looking statements contained in this presentation are made as of the respective dates set forth in this presentation. Such forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements are made. We do not intend to update these forward-looking statements. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
Readers are encouraged to read our December 31, 2011 Annual Report on Form 10-K and any and all of our other documents filed with the
SEC regarding information about Trans Energy, Inc. for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain copies of filings containing information about Trans Energy, Inc., without charge, at the SEC’s internet site (http://www.sec.gov).

Disclaimer

Trans Energy, Inc.

Oil and Gas Exploration and Development

COMPANY OVERVIEW COMPANY OVERVIEW

HANCOCK
BROOKE
WETZEL
MONONGALIA
MARION
TYLER
PRESTON
TAYLOR
MINERAL
HAMPSHIRE
WOOD
RITCHIE
BARBOUR
TUCKER
GRANT
HARDY
WIRT
GILMER
LEWIS
JACKSON
ROANE
RANDOLPH
PENDLETON
BRAXTON
PUTNAM
WEBSTER
CLAY
CABELL
NICHOLAS
POCAHONTAS
WAYNE
LINCOLN
KANAWHA
BOONE
FAYETTE
GREENBRIER
LOGAN
RALEIGH
WYOMING
MONROE
MERCER
McDOWELL

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

About Trans Energy
6/30/2012
LTM Revenue $ 14.6 million
Net Debt (as of 6/30/2012) $34.5 million
Recent Stock Price (TENG) $ 1.60
Shares Outstanding (8/10/2012) 13.2 million
Market Capitalization $21.1 million
Enterprise Value $55.6 million
Trans Energy: (OTCBB: TENG)
Pure Play Marcellus Shale
Proved Reserves: 35.5 Bcfe
Recent Daily Production: 4,565 Mcfe
52-Week Range: $1.26 - $3.20
3-Month Average Daily Volume – 841 Shares
Shares Outstanding: 13.2 Million
Market Capitalization: $21.1 million
Experienced Management Team
Selected Financial Information

Trans Energy’
Areas of Operation
Trans Energy’
Corporate Office
s s
Company Overview
Area of Operation

Ohio
Marshall
Monongalia
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Why Invest in Trans Energy?

Marcellus Shale Pure Play 62,000 gross acres in core of the Marcellus Shale
Upper Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
$1.50 per MMBtu breakeven gas price
Extensive Organic Drilling Inventory 400 + potential drilling locations (111 ready to drill today)
3+ Tcfe upside potential
Significant portion of acreage HBP
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials $50 million credit facility funding near term drilling program
Experienced Management w/ Technical Expertise More than 200 years combined management experience
Well-funded joint development partner has geologic /
engineering team
Marcellus Shale pure play
Predictable and repeatable inventory
Prominent land position with strong
upside potential
Trades at a significant discount to
NAV
Experienced Management Team

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Corporate Strategy
Consolidate acreage surrounding legacy positions in the core of the Marcellus
Marshall, Wetzel, Marion and Tyler counties
Building upon local presence – West Virginia company
Drill to turn highly prospective acreage into 3P reserves
Secure and maintain land position via production rights
Grow production and reserves / monetize assets

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Current Marcellus Acreage
Significant Marcellus acreage that
is held by shallow well production
Approximately [350] horizontal well
locations from HBP acreage alone
Primary term leased acreage can
generally be held by production
from shallow vertical or Marcellus
horizontal wells
Current drilling program
supplemented with selective
shallow drilling will HBP all strategic
acreage with near term lease
expirations over the next two years
Significant amount of acreage is
also prospective for the Utica shale

Acreage Breakdown – 23,226 Net acres
7,621 acres
14,800 acres
805 acres
Held by Production
Leased - Term
Mineral Right -
Purchased

Resource and Reserves
Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential
More than 400 potential drilling locations (111 ready to drill today)
EUR per well of 1.2 – 2.0 Bcfe /1000’ of lateral
To date, less than 5% of resource has been booked as proved reserves

6/30/12 SEC Reserve Summary
(1)
(1) Based on Proved Reserve Bcfe values for ASD from the 6/30/2012 SEC reserve report prepared by independent reserve engineer Wright & Company, Inc.
Trans Energy has 3.25 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures.
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
($ in millions) Oil
(MMbbl)
Gas
(Bcf)
NGL
(MMbbl)
Total
(Bcfe) % of total Total PV10%
PDP 0.0084 14.330 0.533 17.5784 49.5% $65.1 $26.3
PDNP 0.0000 6.479 0.287 8.201 23.1% $29.9 $14.2
PUD 0.0044 7.690 0.342 9.7684 27.5% $ 28.0 $8.9
Total Proved 0.0128 28.499 1.162 35.5478 $123.0 $49.4
Oil
- 0.2%
Gas
- 80.0%
NGL
- 18.8%
PUD
- 27.5%
PDP/PDNP
- 72.5%

Experienced Management Team

Steve Lucado
Chairman of the Board
Director since 2011
More than 18 years professional financial experience, including E&P CFO experience
Bachelor of Arts Degree Harvard University, MBA, University of Chicago
John Corp
President & Director
Served as a Director since 2005 and is currently acting President
More than 25 years drilling, production and operations experience
Received a Bachelor of Science Degree in Petroleum Engineering from Marietta
College
John Tumis
Chief Financial Officer
Chief Financial Officer of Trans Energy since April 2011
More than 25 years experience in financial and strategic business planning in the oil and natural gas industry
Received a Bachelor of Science Degree from Ohio Northern University and is a certified public accountant
Leslie Gearhart
Vice President of Operations
& General Secretary
Acting Vice President of Operations and General Secretary
Has more than 25 years of experience in the oil and gas industry in the Appalachian
Basin
Graduated with a Bachelor of Science Degree in Petroleum Engineering from
Marietta College

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Joint Development Partner: Republic Energy
Republic is a privately held Dallas-based E&P company
Technical team has 200+ years combined industry
experience
Former VP Geology and Head of Completion Operations for North Texas
from Mitchell Energy Corporation
Mitchell was the cutting edge Barnett player – wrote the book on shale fracing
Focused on assets in the JV with Trans Energy
Equity financing from Energy Trust Partners (an affiliate of
Energy Spectrum) and Wells Fargo

Chevron
RANGE RESOURCES
GASTAR
Marshall
CONSOL ENERGY
STONE ENERGY
Chesapeake ENERGY
EQT
Monongalia
Wetzel
Tyler
MAGNUM HUNTER RESOURCES CORPORATION
Marion
XTO ENERGY
ANTERO RESOURCES
Doddridge
Harrison

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Competitive Market Position

TENG
TENG
TENG
TENG
Groves #1H
Lateral: 5,300 ft.
EUR: 1.37 Bcfe/1000 ft.
Whipkey #1H
Lateral: 2,100 ft.
EUR: 1.68 Bcfe/1000 ft.
Whipkey #2H
Lateral: 3,600 ft.
EUR: 1.83 Bcfe/1000 ft.
Whipkey #3H
Lateral: 3,600 ft.
EUR: 1.87 Bcfe/1000 ft.
Stout #2H
Lateral: 4,000 ft.
EUR: 1.99 Bcfe/1000 ft.
Keaton #1H
Lateral: 4,700 ft.
EUR: 2.03 Bcfe/1000 ft.
Lucey #1H
Lateral: 3,000 ft.
EUR: 1.22 Bcfe/1000 ft.
Lucey #2H
Lateral: 2,700 ft.
EUR: 1.37 Bcfe/1000 ft.
Goshorn #1H
Lateral: 4,300 ft.
EUR: 1.22 Bcfe/1000 ft.
Goshorn #2H
Lateral:  4763 ft.
EUR: 1.30 Bcfe/1000 ft.
Hart #28H
Lateral: 2,200 ft
EUR: 1.52 Bcfe/1000’ ft.

LAKE ERIE
APPROX. EXTENT OF MARCELLUS SHALE
Maturation Transition 1.3 Ro
High Amplitude Fold Belt
Allegheny Mountain Front
EXTENT OF MARCELLUS SHALE

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marcellus Overview
Majority of Company acreage
located in wet gas window
NGL yields in the 1.4 – 1.9 gallons per mcf
range
Ft. Beeler processing plants provide 320
MMcf/day throughput capacity
Condensate and NGLs provide
$1.50 - $2.00 pricing uplift
vs. dry gas
$1.50 per MMBtu breakeven
natural gas price (at current NGL
price and yield)
Low-cost, highly predictable and
repeatable play
In Trans Energy’s area of
operation, the Marcellus shale is
approximately 50 – 100 feet thick

Dry Gas
Wet Gas
Trans Energy Area of
Operation

Marshall
Wetzel
Marion
Tyler

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marshall County: Drilled & Completed
10 Marcellus wells drilled and fraced
Average 30-day IP of 4.2 MMcfe/d
20% Oil/NGLs
4,000’ Average lateral length
Average EUR / 1000’ lateral
of 1.68 Bcfe
4.5 Frac Stages/1000' lateral
Drill/time of 35 days spud
to rig release
47 remaining liquid-rich
locations in these units

Marshall
Wetzel
Marion
Tyler

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Wetzel County: Drilled and Completed
JV has 28,659 gross acres
of leased and owned
minerals.
Number of horizontal wells
drilled:  5
4.5 Frac Stages/1000'
lateral
Drill/time of 35 days spud to
rig release
35 ready to drill locations
61 additional potential
locations

Horizontal Decline Curve

MMcfe/d
0
1
2
3
4
5
6
7
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14

Trans Energy, Inc.
OTCBB: TENG

Marshall and Wetzel County Well Performance
(1) Based on realized prices of $90 per barrel Oil, realized NGL prices of $45 per barrel and
$3.00 natural gas price.
(2) Realized $90 per barrel oil and realized NGL prices of $45 per barrel held constant.
Years
Projected Horizontal Well Results
Reserves per well: 7.6 Bcfe
30 Day IP Rates: 5.7 MMcfe/d
Percent Liquids: 20%
Gross cost per well: $7.0MM
Average Lateral Length: 4000'
IRR
(1)
: 25%
Breakeven Gas Price
(2)
: $1.50 per MMBtu

Economic Sensitivities
35%
30%
25%
20%
15%
10%
5%
0%
IRR
NGL = 40% WTI
NGL = 50% WTI
NGL = 60% WTI
$1.25
$1.50
$1.75
$2.00
$2.50
$3.00
$3.50

Trans Energy, Inc. OTCBB: TENG

Marshall and Wetzel County Well Performance Natural Gas Price ($ per MMBtu) Projected Horizontal Well Reserves per well: 7.6 Bcfe 30 Day IP Rates: 5.7 MMcfe/d Percent Liquids: 20%

The Next Step: Tyler & Marion Counties
JV has 20,302 gross acres of
leased and owned minerals
8 Well drilling program
4 wells Marion county
4 wells Tyler county
Total number of wells capable
of being drilled today:  39
Total number of potential
wells:  132

Marion County
Tyler County

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Wet Gas Provides Positive Economics
$2.50 NYMEX Equals $3.73/mcf Wellhead Price
• $2.50 / MMBTU NYMEX Henry Hub
• $85 NYMEX WTI

Natural Gas Natural Gas Liquids Condensate
Production Breakdown
.9 mcf 1.6 gallons/mcf .00212 bbls/mcf
Gross Realized Price by Product
$2.51 net
(1)(2)
$1.09 net
(3)(4)(5)
$0.13 net
(6)
Total Realized Price per 1 mcf
$3.73/mcf
Gathering, Transportation and
Processing
($0.75/mcf)
Net Realized Price per 1 mcf
$2.98/mcf
1. $0.02 premium to NYMEX Henry Hub
2. 1.116 MMBTU/mcf residue BTU factor
3. 40% NYMEX WTI per NGLs
4. 42 gal/bbl conversion factor
5. 90% NGLs
6. $26.00 less WTI for Appalachian Light Sweet
One mcf Natural Gas via Wellhead Production

2,500
2,000
1,500
1,000
500
-
Quarterly 8/8ths Production (Mmcfe)
25%
20%
15%
10%
5%
0%
% Liquids
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Total MMCFE
% Liquids

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Horizontal Marcellus Production History 19

Pad Sites
TETCO Pipeline
Caiman Pipeline (Rich Gas)
Trans Energy Acreage
Marshal
Monongalia
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Williams Partners Off-Take Agreement
20-year gas gathering agreement
with Williams for up to 45,000
MMBTU / day
90,000 MMBTU / day including
Republic capacity
Williams committed to provide off-
take for all wells to be drilled
Access to the TETCO, Columbia and
Dominion lines
Williams providing off-take for all
existing horizontal wells
Marshall County wells feed into TETCO
Hart well feeds into the Dominion line
Ft. Beeler cryogenic processing
facility started up in Q2 2011
NGL yields up to 1.4 – 1.9 gal/mcf
Second facility just started
Recently purchased from Caiman
Energy for $2.5 billion

HORIZONTAL MARCELLUS WELLS
Completed:
Goshorn 1H, 2H
Groves 1H
Hart 28H
Keaton 1H
Lucey 1H, 2H
Stout 2H
Whipkey 1H, 2H, 3H
Completed, waiting on Pipe:
Anderson 5H, 7H
Dewhurst 110H, 111H
Drilled, waiting on Frac:
Doman 1H, 2H
Martinez 1H
Scheduled to Drill:
Beaty 1H, 2H
Freeland 1H, 2H
Graff 1H, 2H
Jackman 1H, 2H
Tallman 1H, 2H
Whipkey
Groves
Keaton
Lucey
Marshall
Doman
Martinez
Stout
Goshorn
Wetzel
Freeland
Jones
Beaty
Hart
Anderson
Marion
Tyler
Graff
Tallman
Jackman

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Near Term Drilling Program
Four (4) wells in Wetzel
county drilled and
awaiting tie-in
Three (3) wells drilled in
Marshall waiting on Frac
With capital provided by
the new credit facility and
cash flow from
operations, the Company
plans to bring seven (7)
horizontal wells on line
before year end
Wells to be drilled in 2013
primarily in Marion, Tyler
and Marshall Counties to
define acreage potential
and prevent lease
expirations

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Net Asset Value

Trading at significant discount to net asset value (NAV)
Trans Energy (1)
Sum-of-Parts NAV
6/30/2012 Proved Reserves (PDP and PDNP) 25.78 Bcfe 1.00 $4.00 $25,779,400 $103,117,600 $1.96 $7.84
54 Current drilling location from existing pads
(2, 3) 170 Bcfe $1.00 $4.00 $170,017,639 $680,070,556 $12.92 $51.68
70 Current drilling location from new pads
(2, 3)
178 Bcfe $0.25 $0.75 $44,500,000 $133,500,000 $3.38 $10.15
Undeveloped Acreage:
Marcellus 14,000 Net acres $1,000 $5,000 $14,000,000 $70,000,000 $1.06 $5.32
Utica 20,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Upper Devonian 20,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Less:
Net debt ($34,451,602) ($34,451,602) ($2.62) ($2.62)
Total (pre ASD warrants) $230,443,746 $984,031,481 $16.70 $72.37
Total (post ASD warrants) $190,644,296 $797,282,422 $13.44 $58.26
Shares outstanding
(4)
13,158,578 13,158,578
Notes
(1)
Figures below only the assets in Trans Energy's 100% wholly-owned subsidiary, ASD; Figures do not reflect shallow well assets.
(2)
Assumes an average EUR of 7.8 Bcfe per well and an average NRI of 40%.
(3) Current drilling locations defined as wells where:
(a) ASD currently controls 100% of the acreage required to drill each well
(b) The average lateral length on each pad site is at least 3,000 feet,
(c) Each well is on a pad site from which ASD can currently drill at least two such wells, and
(d) Each pad site has been fully surveyed in the field, and a judgment has been made that the topography will support the pad site
(4)
Does not reflect potenital dilution due to outstanding options.
Value Per Share Total Value Unit Value
Category High Low Low High Low High

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Why Invest in Trans Energy?

Marcellus Shale Pure Play
62,688 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
$1.50 per MMBtu breakeven natural gas price
Extensive Organic Drilling
Inventory w/ Large Acreage
Position
400 + potential drilling locations
3+ Tcfe upside potential
Significant portion of acreage HBP (over 2/3)
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials
$50 million credit facility funding near term drilling program
Experienced Management w/
Technical Expertise
More than 200 years combined management experience
Well-funded joint development partner has geologic / engineering team

APPENDIX APPENDIX

Overview of Recent Corporate Reorganization
The new credit facility involves a reorganization of the operating subsidiaries and assets of Trans Energy
Below summarizes the movement of significant assets in the corporate reorganization:

Trans Energy will continue to perform all accounting
and processing of mineral owner royalty payments
for Prima / shallow wells
Notes
Trans Energy, Inc. and Subsidiaries
21,739 net Marcellus acres
112 active shallow wells
Interest in 14 Marcellus wells
Office equipment and Corporate Functions
Trans Energy, Inc. and Wholly Owned Subsidiaries:
Office equipment and Corporate Functions
Wells
112 active shallow wells
Acreage rights to drill shallow (not leases)
25,683 net acres
American Shale Development, Inc. (“ASD”):
Acreage Leases (All zones below the top of the
Rhinestreet Formation)
21,739 net acres
Interest in 14 producing Marcellus wells
Before Reorganization After Reorganization

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marcellus BTU Content By County
Marshall, Wetzel, and Tyler counties have high BTU content with significant liquids potential
Marion County is dry gas

Well Well Type BTU/SCF (Dry) BTU/SCF (Saturated)
Marshall County
Lucey #2H Horizontal 1,228                              1,208
Lucey #1H Horizontal 1,246                              1,225
Keaton #1H Horizontal 1,238                              1,216
Groves #1H Horizontal 1,218                              1,198
Stout #2H Horizontal 1,186                              1,165
Whipkey #2H Horizontal 1,219                              1,198
Whipkey #1H Horizontal 1,225                              1,204
Goshorn #1H Horizontal 1,211                              1,191
Goshorn #2H Horizontal 1,204                              1,184
Whipkey #3H Horizontal 1,196                              1,176
Wetzel County
Hart #28H Horizontal 1,197                              1,177
Dewhurst #50 Vertical 1,119                              1,100
Hart #20 Vertical 1,115                              1,072
Dewhurst #73 Vertical 1,090
Marion County
Blackshere #101 Vertical 1,073                              1,020
@14.73 (PSIA)

100%
80%
60%
40%
20%
0%
Shrink
2.50
2.00
1.50
1.00
0.50
-
Gallons/Mcf
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12

	Jun-10	Jul-10	Aug-10	Sep-10	Oct-10	Nov-10	Dec-10	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11	Oct-11	Nov-11	Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12
Shrink	97%	97%	96%	94%	89%	89%	82%	91%	92%	95%	89%	89%	88%	81%	82%	80%	87%	94%	85%	91%	84%	80%	87%	84%	81%
GAL/MCF	0.2	0.4	0.5	0.4	0.2	0.3	0.0	0.3	0.2	0.3	0.8	1.2	0.8	1.6	1.4	1.7	1.7	1.6	1.6	1.5	1.4	1.3	1.6	1.5	1.8

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Shrink and Gallons/MCF Correlation

100%
Ownership

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Overview of ASD Entity
28 (1) Upon execution of its warrants, Lender will own 19.5% of ASD
3.AJDA
4.JOA
5. Contract
Operator
Agreement
7.Overhead
Support
1.Credit
Agreement
2.Warrant (1)
6.Administrative
Services
Republic Energy
Ventures, LLC
Trans Energy, Inc.
(OTCBB: TENG)
Lender
Parent
Lender
Subsidiary
American Shale
Development,
Inc. (ASD)
Republic Energy
Operating, LLC
(REO)

AJDA Summary
Trans Energy entered into an AJDA with Republic Energy during 2007 to develop its Marcellus acreage

36-50% (3)
Contract Operator to REO
50-64%
100% (1)
Technical Expertise & Admin
Services
Public & Management
Shareholders
Trans Energy, Inc.
Shallow Conventional Acreage Rights
American Shale Development
Utica (~26,000 net acres)
Marcellus & Other Upper Devonian
(2)
(4,897 acres not in AJDA)
AJDA Marcellus & Other Upper
Devonian Assets
43,342 Gross Acres in AMI
4 Vertical Marcellus Wells
10 Hz Marcellus Wells
4 Hz Marcellus Wells (awaiting completion)
Republic Energy Ventures &
Affiliates
Republic Energy Operating
Republic Management & Energy
Trust Partners
(1)
Reflects Trans Energy’s ownership of American Shale Development (“ASD”) prior to potential dilution that could occur upon the exercise of the lenders’ option for 19.5% of the stock of ASD.
(2)
Includes acreage in Doddridge County that is outside of the AMI, plus approximately 4,500 acres in Wetzel County for which Republic has an option to obtain a 50% WI.
(3)
Reflects Trans Energy’s ownership of all assets within the AJDA, except for four horizontal Marcellus wellbores in which Trans Energy owns 5% WI prior to payout, and 10% WI after payout, per the terms of a farm out agreement with an unaffiliated third party. Trans Energy owns between a 36% WI and a 50% WI in AJDA gross acres.